Washington Real Estate Investment Trust
Fourth Quarter 2017

Supplemental Operating and Financial Data
Contact:	1775 Eye Street, NW
Tejal R. Engman	Suite 1000
Vice President, Investor Relations	Washington, DC 20006
E-mail: tengman@washreit.com	(202) 774-3200
(301) 984-9610 fax

Company Background and Highlights
Fourth Quarter 2017
Washington Real Estate Investment Trust ("Washington REIT") is a self-administered equity real estate investment trust investing in income-producing properties in the greater Washington, DC region. Washington REIT has a diversified portfolio with investments in office, retail, and multifamily properties and land for development.

Full Year and Fourth Quarter 2017 Financial Results and Highlights
Net income attributable to controlling interests was $19.7 million, or $0.25 per diluted share, for the year, compared to $119.3 million, or $1.65 per diluted share, in 2016. Net income attributable to controlling interests was $2.3 million, or $0.03 per diluted share, for the fourth quarter, compared to $5.4 million, or $0.07 per diluted share, for the fourth quarter 2016. Additional results and highlights are reported as below:

•	NAREIT Funds from Operations (FFO)(1) of $141.0 million, or $1.83 per diluted share, for the year, compared to $126.0 million, or $1.74 per diluted share, in 2016

•	NAREIT FFO of $35.4 million, or $0.45 per diluted share, for the fourth quarter, compared to $31.7 million, or $0.42 per diluted share, in fourth quarter 2016

•	Core FFO of $1.82 per diluted share for the year, compared to $1.76 per diluted share in 2016

•	Core FFO of $0.44 per diluted share for the fourth quarter, compared to $0.43 per diluted share in fourth quarter 2016

•	Same-store Net Operating Income (NOI)(2) growth of 6.0% for the year

•	Same-store NOI growth of 2.3% in fourth quarter 2017 over fourth quarter 2016

•	Sold Walker House Apartments in Gaithersburg, MD for $32.2 million

•	Subsequent to quarter-end:

◦	Purchased Arlington Tower in Arlington, VA for $250 million

◦	Sold Braddock Metro Center in Alexandria, VA for approximately $79 million

◦	Entered into an agreement to sell 2445 M Street in Washington, DC for approximately $100 million

Of the 93,000 square feet of commercial leases signed, there were 33,000 square feet of new leases and 60,000 square feet of renewal leases. New leases had an average rental rate increase of 15.3% over expiring lease rates and a weighted average lease term of 5.4 years. Commercial tenant improvement costs were $43.69 per square foot and leasing commissions were $11.93 per square foot for new leases. Renewal leases had an average rental rate increase of 2.4% from expiring lease rates and a weighted average lease term of 5.0 years. Commercial tenant improvement costs were $11.36 per square foot and leasing commissions were $5.65 per square foot for renewal leases.

On October 23, 2017, the Company completed the sale of Walker House Apartments, 212-unit, mid-rise multifamily asset in Gaithersburg, MD for $32.2 million dollars. On January 18, 2018 Washington REIT completed the purchase of Arlington Tower, a 398,000 square foot, Class A office building located in the heart of the Rosslyn submarket in Arlington, VA, for approximately $250 million dollars. On January 19, 2018, Washington REIT completed the sale of Braddock Metro Center, a 356,000 square foot office asset in Alexandria, VA, for approximately $79 million dollars. Subsequent to quarter-end, the Company entered into a definitive agreement to sell 2445 M Street, a 292,000 square foot office building in DC for approximately $100 million and expects to complete this transaction in September 2018.

As of December 31, 2017, Washington REIT owned a diversified portfolio of 49 properties, totaling approximately 6.4 million square feet of commercial space and 4,268 multifamily units, and land held for development. These 49 properties consist of 20 office properties, 16 retail centers and 13 multifamily properties. Washington REIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE)

Company Background and Highlights
Fourth Quarter 2017

Net Operating Income Contribution by Sector - Fourth Quarter 2017

Multifamily
28%
(4,268 units)
Office
50%
(4 million sq ft)
Michaels
Retail
22%
(2.3 million sq ft)

Certain statements in our earnings release and on our conference call, including with respect to the potential sale of 2445 M Street, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements in this earnings release preceded by, followed by or that include the words “believe,” “expect,” “intend,” “anticipate,” “potential,” “project,” “will” and other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2016 Form 10-K and subsequent Quarterly Reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Twelve Months Ended	Three Months Ended
OPERATING RESULTS	12/31/2017	12/31/2016	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Real estate rental revenue	$325,078	$313,264	$81,302	$82,819	$83,456	$77,501	$76,952
Real estate expenses	(115,650)	(115,013)	(29,450)	(29,646)	(28,691)	(27,863)	(28,940)
209,428	198,251	51,852	53,173	54,765	49,638	48,012

Real estate depreciation and amortization	(112,056)	(108,406)	(28,785)	(27,941)	(29,261)	(26,069)	(26,302)
Income from real estate	97,372	89,845	23,067	25,232	25,504	23,569	21,710

General and administrative expenses	(22,580)	(19,545)	(5,868)	(5,327)	(5,759)	(5,626)	(4,527)
Real estate impairment (loss) and casualty gain, net	(33,152)	676	(28,152)	(5,000)	—	—	—
Acquisition costs	—	(1,178)	—	—	—	—	—
Interest expense	(47,534)	(53,126)	(11,900)	(12,176)	(12,053)	(11,405)	(11,773)
Other income	507	297	298	84	48	77	92
Gain on sale of real estate	24,915	101,704	24,915	—	—	—	—
Income tax benefit (expense)	84	615	(23)	—	107	—	(76)
Net income	19,612	119,288	2,337	2,813	7,847	6,615	5,426
Less: Net loss attributable to noncontrolling interests	56	51	—	20	17	19	19
Net income attributable to the controlling interests	$19,668	$119,339	$2,337	$2,833	$7,864	$6,634	$5,445

Per Share Data:
Net income attributable to the controlling interests	$0.25	$1.65	$0.03	$0.04	$0.10	$0.09	$0.07
Fully diluted weighted average shares outstanding	76,935	72,339	78,478	77,423	76,830	74,966	74,779
Percentage of Revenues:
Real estate expenses	35.6%	36.7%	36.2%	35.8%	34.4%	36.0%	37.6%
General and administrative expenses	6.9%	6.2%	7.2%	6.4%	6.9%	7.3%	5.9%
Ratios:
Adjusted EBITDA / Interest expense	4.0	x	3.4	x	3.9	x	4.0	x	4.1	x	3.9	x	3.7	x
Net income attributable to the controlling interest/Total real estate revenue	6.1%	38.1%	2.9%	3.4%	9.4%	8.6%	7.1%

Consolidated Balance Sheets (In thousands) (Unaudited)

	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Assets
Land	$588,025	$615,280	$616,444	$573,315	$573,315
Income producing property	2,113,977	2,214,864	2,201,846	2,123,807	2,112,088
	2,702,002	2,830,144	2,818,290	2,697,122	2,685,403
Accumulated depreciation and amortization	(683,692)	(715,228)	(691,515)	(680,231)	(657,425)
Net income producing property	2,018,310	2,114,916	2,126,775	2,016,891	2,027,978
Development in progress, including land held for development	54,422	49,065	46,154	42,914	40,232
Total real estate held for investment, net	2,072,732	2,163,981	2,172,929	2,059,805	2,068,210
Investment in real estate held for sale, net	68,534	7,011	6,983	—	—
Cash and cash equivalents	9,847	11,326	13,237	15,214	11,305
Restricted cash	2,776	1,442	1,506	1,430	6,317
Rents and other receivables, net of allowance for doubtful accounts	69,766	73,545	72,149	69,038	64,319
Prepaid expenses and other assets	125,087	126,589	121,005	108,622	103,468
Other assets related to properties sold or held for sale	10,684	400	303	—	—
Total assets	$2,359,426	$2,384,294	$2,388,112	$2,254,109	$2,253,619
Liabilities
Notes payable	$894,358	$894,103	$893,763	$893,424	$843,084
Mortgage notes payable, net	95,141	96,045	96,934	97,814	148,540
Lines of credit/short-term note payable	166,000	189,000	228,000	123,000	120,000
Accounts payable and other liabilities	61,565	66,393	60,165	50,684	46,967
Dividend payable	23,581	—	—	—	22,414
Advance rents	12,487	10,723	11,956	11,948	11,750
Tenant security deposits	9,149	9,528	9,263	9,002	8,802
Other liabilities related to properties sold or held for sale	1,809	311	322	—	—
Total liabilities	1,264,090	1,266,103	1,300,403	1,185,872	1,201,557
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—	—	—	—	—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	785	785	769	757	746
Additional paid-in capital	1,483,980	1,487,157	1,435,994	1,400,093	1,368,636
Distributions in excess of net income	(399,213)	(377,968)	(357,308)	(342,020)	(326,047)
Accumulated other comprehensive loss	9,419	6,848	6,857	8,346	7,611
Total shareholders' equity	1,094,971	1,116,822	1,086,312	1,067,176	1,050,946
Noncontrolling interests in subsidiaries	365	1,369	1,397	1,061	1,116
Total equity	1,095,336	1,118,191	1,087,709	1,068,237	1,052,062
Total liabilities and equity	$2,359,426	$2,384,294	$2,388,112	$2,254,109	$2,253,619

Funds from Operations (In thousands, except per share data) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2017	12/31/2016	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Funds from operations (FFO)(1)
Net income	$19,612	$119,288	$2,337	$2,813	$7,847	$6,615	$5,426
Real estate depreciation and amortization	112,056	108,406	28,785	27,941	29,261	26,069	26,302
Gain on sale of depreciable real estate	(23,838)	(101,704)	(23,838)	—	—	—	—
Real estate impairment	33,152	—	28,152	5,000	—	—	—
NAREIT funds from operations (FFO)	$140,982	$125,990	$35,436	$35,754	$37,108	$32,684	$31,728
Casualty gain	—	(676)	—	—	—	—	—
Gain on sale of non depreciable real estate	(1,077)	—	(1,077)	—	—	—	—
Severance expense	—	828	—	—	—	—	—
Relocation expense	—	16	—	—	—	—	—
Acquisition and structuring expenses	319	1,521	—	—	104	215	118
Core FFO (1)	$140,224	$127,679	$34,359	$35,754	$37,212	$32,899	$31,846

Allocation to participating securities(2)	$(362)	$(310)	$(71)	$(107)	$(107)	$(78)	$(32)

FFO per share - basic	$1.83	$1.74	$0.45	$0.46	$0.48	$0.44	$0.42
FFO per share - fully diluted	$1.83	$1.74	$0.45	$0.46	$0.48	$0.43	$0.42

Core FFO per share - fully diluted	$1.82	$1.76	$0.44	$0.46	$0.48	$0.44	$0.43

Common dividend declared per share	$1.20	$1.20	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	76,820	72,163	78,386	77,291	76,705	74,854	74,592
Average shares - fully diluted	76,935	72,339	78,478	77,423	76,830	74,966	74,779

(1) See "Supplemental Definitions" on page 33 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2017	12/31/2016	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Funds available for distribution (FAD)(1)
NAREIT FFO	$140,982	$125,990	$35,436	$35,754	$37,108	$32,684	$31,728
Tenant improvements and incentives	(18,182)	(18,893)	(7,788)	(1,822)	(2,630)	(5,942)	(4,822)
External and internal leasing commissions	(7,405)	(9,019)	(1,741)	(1,727)	(1,414)	(2,523)	(3,403)
Recurring capital improvements	(6,838)	(4,951)	(4,455)	(1,315)	(663)	(405)	(1,660)
Straight-line rent, net	(4,380)	(2,848)	(1,238)	(1,187)	(1,106)	(849)	(603)
Non-cash fair value interest expense	(970)	179	(221)	(223)	(224)	(302)	47
Non-real estate depreciation and amortization of debt costs	3,537	3,545	943	880	815	899	873
Amortization of lease intangibles, net	2,431	3,594	436	560	585	850	900
Amortization and expensing of restricted share and unit compensation	4,772	3,398	1,211	1,245	1,186	1,130	737
Funds available for distribution (FAD)	$113,947	$100,995	$22,583	$32,165	$33,657	$25,542	$23,797
Gain on sale of real estate, non depreciable assets	(1,077)	—	(1,077)	—	—	—	—
Non-share-based severance expense	—	407	—	—	—	—	—
Relocation expense	—	16	—	—	—	—	—
Acquisition and structuring expenses	319	1,521	—	—	104	215	118
Casualty gain	—	(676)	—	—	—	—	—
Core FAD (1)	$113,189	$102,263	$21,506	$32,165	$33,761	$25,757	$23,915

(1) See "Supplemental Definitions" on page 33 of this supplemental for the definitions of FAD and Core FAD.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2017	12/31/2016	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Adjusted EBITDA(1)

Net income	$19,612	$119,288	$2,337	$2,813	$7,847	$6,615	$5,426
Add:
Interest expense	47,534	53,126	11,900	12,176	12,053	11,405	11,773
Real estate depreciation and amortization	112,056	108,406	28,785	27,941	29,261	26,069	26,302
Income tax (benefit) expense	(84)	(615)	23	—	(107)	—	76
Real estate impairment loss and casualty (gain), net	33,152	(676)	28,152	5,000	—	—	—
Non-real estate depreciation	657	524	243	178	120	116	119
Severance expense	—	828	—	—	—	—	—
Relocation expense	—	16	—	—	—	—	—
Acquisition and structuring expenses	319	1,521	—	—	104	215	118
Less:
Gain on sale of real estate	(24,915)	(101,704)	(24,915)	—	—	—	—
Adjusted EBITDA	$188,331	$180,714	$46,525	$48,108	$49,278	$44,420	$43,814

(1)   Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expense, gain from non-disposal activities and allocations to noncontrolling interests. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, and the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Balances Outstanding

Secured
Mortgage note payable, net	$95,141	$96,045	$96,934	$97,814	$148,540
Unsecured
Fixed rate bonds and notes	595,972	595,809	595,562	595,315	595,067
Term loans	298,386	298,294	298,201	298,109	248,017
Credit facilities	166,000	189,000	228,000	123,000	120,000
Unsecured total	1,060,358	1,083,103	1,121,763	1,016,424	963,084
Total	$1,155,499	$1,179,148	$1,218,697	$1,114,238	$1,111,624

Weighted Average Interest Rates

Secured
Mortgage note payable, net	4.5%	4.5%	4.5%	4.5%	4.0%
Unsecured
Fixed rate bonds	4.7%	4.7%	4.7%	4.7%	4.7%
Term loans (1)	2.8%	2.8%	2.8%	2.8%	2.6%
Credit facilities	2.5%	2.2%	2.2%	2.0%	1.6%
Unsecured total	3.8%	3.8%	3.7%	3.8%	3.8%
Weighted Average	3.9%	3.8%	3.8%	3.9%	3.8%

(1) Washington REIT has entered into interest rate swaps to effectively fix the floating interest rates on its term loans (see page 10 of this Supplemental).
Note: The current debt balances outstanding are shown net of discounts, premiums and unamortized debt costs (see page 10 of this Supplemental).

Long Term Debt Maturities (in thousands, except average interest rates)

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt		Credit Facility		Total Debt	Average Interest Rate
2018	$31,674	$—		$—		$31,674	5.4%
2019	—	—		166,000	(1)	166,000	2.5%
2020	—	250,000		—		250,000	5.1%
2021	—	150,000	(2)	—		150,000	2.7%
2022	44,517	300,000		—		344,517	4.0%
2023	—	150,000	(3)	—		150,000	2.9%
2024	—	—		—		—
2025	—	—		—		—
2026	—	—		—		—
2027	—	—		—		—
2028	—	50,000		—		50,000	7.4%
Thereafter	—	—		—		—
Scheduled principal payments	$76,191	$900,000		$166,000		$1,142,191	3.9%
Scheduled amortization payments	15,723	—		—		15,723	4.8%
Net discounts/premiums	3,385	(1,580)		—		1,805
Loan costs, net of amortization	(158)	(4,062)		—		(4,220)
Total maturities	$95,141	$894,358		$166,000		$1,155,499	3.9%
Weighted average maturity = 3.9 years
(1) Maturity date for credit facility may be extended for up to two additional 6-month periods at Washington REIT's option.
(2) Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate at a 2.72% all-in fixed interest rate commencing October 15, 2015.
(3) Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 165 basis points floating interest rate to a 2.86% all-in fixed interest rate commencing March 31, 2017.

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit and Term Loans
	Quarter Ended December 31, 2017	Covenant	Quarter Ended December 31, 2017	Covenant
% of Total Indebtedness to Total Assets(1)	38.5%	≤ 65.0%	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	4.3	≥ 1.5	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	3.2%	≤ 40.0%	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.7	≥ 1.5	N/A	N/A
% of Net Consolidated Total Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	35.4%	≤ 60.0%
Ratio of Consolidated Adjusted EBITDA(4) to Consolidated Fixed Charges(5)	N/A	N/A	3.76	≥ 1.50
% of Consolidated Secured Indebtedness to Gross Total Asset Value(3)	N/A	N/A	2.9%	≤ 40.0%
% of Consolidated Unsecured Indebtedness to Unencumbered Pool Value(6)	N/A	N/A	34.4%	≤ 60.0%
Ratio of Unencumbered Adjusted Net Operating Income to Consolidated Unsecured Interest Expense	N/A	N/A	4.69	≥ 1.75

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Consolidated Total Asset Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from the most recently ended quarter for each asset class, excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this amount, we add the purchase price of acquisitions during the past 6 quarters plus values for development, major redevelopment and low occupancy properties.

(4) Consolidated Adjusted EBITDA is defined as earnings before noncontrolling interests, depreciation, amortization, interest expense, income tax expense, acquisition costs, extraordinary, unusual or nonrecurring transactions including sale of assets, impairment, gains and losses on extinguishment of debt and other non-cash charges.

(5) Consolidated Fixed Charges consist of interest expense excluding capitalized interest and amortization of deferred financing costs, principal payments and preferred dividends, if any.
(6) Unencumbered Pool Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from unencumbered properties from the most recently ended quarter for each asset class excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this we add the purchase price of unencumbered acquisitions during the past 6 quarters and values for unencumbered development, major redevelopment and low occupancy properties.

Capital Analysis (In thousands, except per share amounts)

			12/31/2017		9/30/2017		6/30/2017		3/31/2017		12/31/2016
Market Data

Shares Outstanding			78,510		78,464		76,926		75,702		74,606
Market Price per Share			$31.12		$32.76		$31.90		$31.28		$32.69
Equity Market Capitalization			$2,443,231		$2,570,481		$2,453,939		$2,367,959		$2,438,870

Total Debt			$1,155,499		$1,179,148		$1,218,697		$1,114,238		$1,111,624
Total Market Capitalization			$3,598,730		$3,749,629		$3,672,636		$3,482,197		$3,550,494

Total Debt to Market Capitalization			0.32	:1	0.31	:1	0.33	:1	0.32	:1	0.31	:1

Earnings to Fixed Charges(1)			1.2x		1.2x		1.6x		1.6x		1.4x
Debt Service Coverage Ratio(2)			3.7x		3.7x		3.9x		3.6x		3.4x

Dividend Data
	Twelve Months Ended		Three Months Ended
	12/31/2017	12/31/2016	12/31/2017		9/30/2017		6/30/2017		3/31/2017		12/31/2016
Total Dividends Declared	$92,833	$87,570	$23,581		$23,493		$23,152		$22,607		$22,414
Common Dividend Declared per Share	$1.20	$1.20	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO per share basis)	65.9%	68.2%	68.2%		65.2%		62.5%		68.2%		69.8%
Payout Ratio (Core FAD per share basis)	81.6%	85.1%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized. The earnings to fixed charges ratio for the three months ended December 31, 2017 include gains on the sale of real estate of $25.0 million.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth 2017 vs. 2016

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2017	2016	% Change	2017	2016	% Change
Cash Basis:
Multifamily	$10,753	$10,407	3.3%	$43,015	$41,640	3.3%
Office	20,955	20,660	1.4%	85,910	79,573	8.0%
Retail	11,245	11,249	—%	46,156	44,421	3.9%
Overall Same-Store Portfolio (1)	$42,953	$42,316	1.5%	$175,081	$165,634	5.7%

GAAP Basis:
Multifamily	$10,745	$10,300	4.3%	$43,000	$41,519	3.6%
Office	20,930	20,420	2.5%	85,686	78,656	8.9%
Retail	11,530	11,502	0.2%	47,204	45,706	3.3%
Overall Same-Store Portfolio (1)	$43,205	$42,222	2.3%	$175,890	$165,881	6.0%

(1) Non same-store properties were:
Acquisitions:
Multifamily - Riverside Apartments
Office - Watergate 600
Development/Redevelopment:
Office - The Army Navy Building
Held for sale:
Office - Braddock Metro Center
Sold properties:
Multifamily - Walker House Apartments
Office - Dulles Station II, Wayne Plaza, 600 Jefferson Plaza, 6110 Executive Boulevard, West Gude, 51 Monroe Street and One Central Plaza

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2017
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$17,495	$34,158	$15,569	$—	$67,222
Non same-store - acquired and in development (1)	5,918	8,162	—	—	14,080
Total	23,413	42,320	15,569	—	81,302

Real estate expenses
Same-store portfolio	6,750	13,228	4,039	—	24,017
Non same-store - acquired and in development (1)	2,350	3,083	—	—	5,433
Total	9,100	16,311	4,039	—	29,450

Net Operating Income (NOI)
Same-store portfolio	10,745	20,930	11,530	—	43,205
Non same-store - acquired and in development (1)	3,568	5,079	—	—	8,647
Total	$14,313	$26,009	$11,530	$—	$51,852

Same-store portfolio NOI GAAP basis (from above)	$10,745	$20,930	$11,530	$—	$43,205
Straight-line revenue, net for same-store properties	7	(660)	(146)	—	(799)
FAS 141 Min Rent	1	27	(187)	—	(159)
Amortization of lease intangibles for same-store properties	—	658	48	—	706
Same-store portfolio NOI, cash basis	$10,753	$20,955	$11,245	$—	$42,953
Reconciliation of NOI to net income:
Total NOI	$14,313	$26,009	$11,530	$—	$51,852
Depreciation and amortization	(7,811)	(16,953)	(3,818)	(203)	(28,785)
General and administrative expenses	—	—	—	(5,868)	(5,868)
Real estate impairment	—	—	—	(28,152)	(28,152)
Interest expense	(977)	(305)	(176)	(10,442)	(11,900)
Other income	—	—	—	298	298
Income tax expense	—	—	—	(23)	(23)
Gain on sale of real estate	—	—	—	24,915	24,915
Net Income	5,525	8,751	7,536	(19,475)	2,337
Net loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to the controlling interests	$5,525	$8,751	$7,536	$(19,475)	$2,337

(1) For a list of non-same-store properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2016
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$17,460	$33,562	$15,702	$—	$66,724
Non same-store - acquired and in development (1)	6,057	4,171	—	—	10,228
Total	23,517	37,733	15,702	—	76,952
Real estate expenses
Same-store portfolio	7,160	13,142	4,200	—	24,502
Non same-store - acquired and in development (1)	2,683	1,755	—	—	4,438
Total	9,843	14,897	4,200	—	28,940
Net Operating Income (NOI)
Same-store portfolio	10,300	20,420	11,502	—	42,222
Non same-store - acquired and in development (1)	3,374	2,416	—	—	5,790
Total	$13,674	$22,836	$11,502	$—	$48,012

Same-store portfolio NOI GAAP basis (from above)	$10,300	$20,420	$11,502	$—	$42,222
Straight-line revenue, net for same-store properties	106	(596)	(70)	—	(560)
FAS 141 Min Rent	1	153	(232)	—	(78)
Amortization of lease intangibles for same-store properties	—	683	49	—	732
Same-store portfolio NOI, cash basis	$10,407	$20,660	$11,249	$—	$42,316
Reconciliation of NOI to net income:
Total NOI	$13,674	$22,836	$11,502	$—	$48,012
Depreciation and amortization	(7,546)	(14,657)	(3,897)	(202)	(26,302)
General and administrative expense	—	—	—	(4,527)	(4,527)
Interest expense	(992)	(834)	(200)	(9,747)	(11,773)
Other income	—	—	—	92	92
Income tax expense	—	—	—	(76)	(76)
Net income	5,136	7,345	7,405	(14,460)	5,426
Net loss attributable to noncontrolling interests	—	—	—	19	19
Net income attributable to the controlling interests	$5,136	$7,345	$7,405	$(14,441)	$5,445

(1) For a list of non-same-store properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Twelve Months Ended December 31, 2017
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$70,203	$137,447	$62,390	$—	$270,040
Non same-store - acquired and in development (1)	25,047	29,991	—	—	55,038
Total	95,250	167,438	62,390	—	325,078
Real estate expenses
Same-store portfolio	27,203	51,761	15,186	—	94,150
Non same-store - acquired and in development (1)	10,437	11,063	—	—	21,500
Total	37,640	62,824	15,186	—	115,650
Net Operating Income (NOI)
Same-store portfolio	43,000	85,686	47,204	—	175,890
Non same-store - acquired and in development (1)	14,610	18,928	—	—	33,538
Total	$57,610	$104,614	$47,204	$—	$209,428

Same-store portfolio NOI GAAP basis (from above)	$43,000	$85,686	$47,204	$—	$175,890
Straight-line revenue, net for same-store properties	11	(2,703)	(407)	—	(3,099)
FAS 141 Min Rent	4	139	(838)	—	(695)
Amortization of lease intangibles for same-store properties	—	2,788	197	—	2,985
Same-store portfolio NOI, cash basis	$43,015	$85,910	$46,156	$—	$175,081

Reconciliation of NOI to net income:
Total NOI	$57,610	$104,614	$47,204	$—	$209,428
Depreciation and amortization	(30,820)	(65,023)	(15,396)	(817)	(112,056)
General and administrative expenses	—	—	—	(22,580)	(22,580)
Real estate impairment	—	—	—	(33,152)	(33,152)
Interest expense	(3,916)	(1,046)	(740)	(41,832)	(47,534)
Other income	—	—	—	507	507
Gain on sale of real estate	—	—	—	24,915	24,915
Income tax benefit	—	—	—	84	84
Net Income	22,874	38,545	31,068	(72,875)	19,612
Net loss attributable to noncontrolling interests	—	—	—	56	56
Net income attributable to the controlling interests	$22,874	$38,545	$31,068	$(72,819)	$19,668

(1) For a list of non-same-store properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Twelve Months Ended December 31, 2016
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$69,174	$128,815	$61,566	$—	$259,555
Non same-store - acquired and in development (1)	16,590	37,119	—	—	53,709
Total	85,764	165,934	61,566	—	313,264
Real estate expenses
Same-store portfolio	27,655	50,159	15,860	—	93,674
Non same-store - acquired and in development (1)	7,093	14,246	—	—	21,339
Total	34,748	64,405	15,860	—	115,013
Net Operating Income (NOI)
Same-store portfolio	41,519	78,656	45,706	—	165,881
Non same-store - acquired and in development (1)	9,497	22,873	—	—	32,370
Total	$51,016	$101,529	$45,706	$—	$198,251

Same-store portfolio NOI GAAP basis (from above)	$41,519	$78,656	$45,706	$—	$165,881
Straight-line revenue, net for same-store properties	117	(2,191)	(508)	—	(2,582)
FAS 141 Min Rent	4	588	(974)	—	(382)
Amortization of lease intangibles for same-store properties	—	2,520	197	—	2,717
Same-store portfolio NOI, cash basis	$41,640	$79,573	$44,421	$—	$165,634
Reconciliation of NOI to Net Income
Total NOI	$51,016	$101,529	$45,706	$—	$198,251
Depreciation and amortization	(31,501)	(61,181)	(14,797)	(927)	(108,406)
General and administrative expenses	—	—	—	(19,545)	(19,545)
Casualty gain	—	—	—	676	676
Acquisition costs	—	—	—	(1,178)	(1,178)
Interest expense	(6,040)	(7,783)	(831)	(38,472)	(53,126)
Other income	—	—	—	297	297
Gain on sale of real estate	—	—	—	101,704	101,704
Income tax benefit	—	—	—	615	615
Net income	13,475	32,565	30,078	43,170	119,288
Net loss attributable to noncontrolling interests	—	—	—	51	51
Net income attributable to the controlling interests	$13,475	$32,565	$30,078	$43,221	$119,339

(1) For a list of non-same-store properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

Washington REIT Portfolio
Maryland/Virginia/DC

	Percentage of Q4 2017 NOI	Percentage of YTD 2017 NOI
DC
Multifamily	5.6%	5.6%
Office	29.8%	28.1%
Retail	1.7%	1.8%
	37.1%	35.5%

Maryland
Multifamily	1.6%	2.1%
Retail	13.5%	13.7%
	15.1%	15.8%

Virginia
Multifamily	20.4%	19.8%
Office	20.4%	21.9%
Retail	7.0%	7.0%
	47.8%	48.7%

Total Portfolio	100.0%	100.0%

Same-Store Portfolio and Overall Ending Occupancy Levels by Sector

	Ending Occupancy - Same-Store Properties (1), (2)
Sector	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Multifamily (calculated on a unit basis)	94.8%	94.9%	95.4%	94.6%	95.8%

Multifamily	93.6%	94.5%	95.0%	94.0%	95.3%
Office	93.1%	93.4%	93.0%	93.1%	91.7%
Retail	91.2%	93.5%	91.4%	93.8%	95.7%

Overall Portfolio	92.7%	93.8%	93.2%	93.6%	94.0%

	Ending Occupancy - All Properties
Sector	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Multifamily (calculated on a unit basis)	95.0%	94.7%	95.1%	94.6%	94.7%

Multifamily	94.1%	94.5%	94.9%	94.2%	94.5%
Office	90.1%	93.2%	92.9%	92.4%	91.1%
Retail	91.2%	93.5%	91.4%	93.8%	95.7%

Overall Portfolio	91.8%	93.8%	93.4%	93.5%	93.5%

(1) Non same-store properties were:
Acquisition:
Multifamily - Riverside Apartments
Office - Watergate 600
Development/Redevelopment:
Office - The Army Navy Building
Held for sale:
     Office - Braddock Metro Center
Sold properties:
Multifamily - Walker House Apartments
Office - Dulles Station II, Maryland Office Portfolio: Transaction I (6110 Executive Boulevard, 600 Jefferson Plaza, West Gude and Wayne Plaza) and
Transaction II (51 Monroe and One Central Plaza)

(2) Ending occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period, except for the rows labeled "Multifamily (calculated on a unit basis)," which is calculated as occupied units as a percentage of total available units as of the last day of the that period. The occupied square footage for office and retail properties includes temporary lease agreements.

Same-Store Portfolio and Overall Average Occupancy Levels by Sector

	Average Occupancy - Same-Store Properties(1) (2)
Sector	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Multifamily (calculated on a unit basis)	94.6%	95.3%	95.0%	95.1%	95.4%

Multifamily	94.7%	95.4%	95.1%	95.1%	95.3%
Office	93.1%	93.2%	93.5%	92.6%	91.5%
Retail	92.2%	93.2%	92.2%	94.1%	95.8%

Overall Portfolio	93.3%	93.9%	93.6%	93.8%	93.9%

	Average Occupancy - All Properties
Sector	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Multifamily (calculated on a unit basis)	94.8%	95.3%	94.8%	94.2%	94.4%

Multifamily	94.8%	95.4%	94.9%	94.3%	94.4%
Office	89.8%	93.0%	93.2%	92.0%	90.9%
Retail	92.2%	93.2%	92.2%	94.1%	95.8%

Overall Portfolio	92.2%	93.9%	93.6%	93.3%	93.4%

(1) Non same-store properties were:
Acquisitions:
Multifamily - Riverside Apartments
Office - Watergate 600
Development/Redevelopment:
Office - The Army Navy Building
Held for sale:
Office - Braddock Metro Center
Sold properties:
Multifamily - Walker House Apartments
Office - Dulles Station II, Wayne Plaza, 600 Jefferson Plaza, 6110 Executive Boulevard, West Gude, 51 Monroe Street and One Central Plaza

(2) Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and retail properties includes temporary lease agreements.

Acquisition and Disposition Summary

Acquisition
	Location	Acquisition Date	Property type	Square Feet	12/31/2017 Leased Percentage	Investment (in thousands)
Watergate 600	Washington, DC	April 4, 2017	Office	293,000	100%	$135,000

Disposition
	Location	Disposition Date	Property Type	Units	Contract Sales Price	GAAP Gain
Walker House	Gaithersburg, MD	October 23, 2017	Multifamily	212	$32,200	$23,838

Development/Redevelopment Summary

Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cash Cost (1) (in thousands)	Cash Cost to Date (1) (in thousands)	Anticipated Construction Completion Date	Leased %
Development
Trove (Wellington land parcel), Arlington, VA	401 units	$122,252	$27,897	Phase I - third quarter 2019 (2)	N/A
				Phase II - third quarter 2020 (2)

Redevelopment
Spring Valley Village, Washington DC	14,000 additional square feet	$5,593	$2,604	first quarter 2018 (3)	N/A

(1) Represents anticipated/actual cash expenditures, and excludes allocations of capitalized corporate overhead costs and interest.

(2) This development project has two phases: Phase I consists of two buildings totaling 226 units and a garage, with delivery of units anticipated to commence in third quarter 2019; Phase II consists of one building with 175 units, anticipated to deliver first units in third quarter 2020.

(3) Substantial completion of the new building at Spring Valley Village anticipated in first quarter 2018, with completion of the site work anticipated in second quarter 2018.

Multifamily Rental Rate Growth

Year over Year Rental Rate Growth	4th Quarter 2017	3rd Quarter 2017	2nd Quarter 2017	1st Quarter 2017	4th Quarter 2016
Same-store	1.8%	2.0%	1.8%	1.3%	1.0%

Riverside	4.6%	2.5%	N/A	N/A	N/A

Overall	2.2%	2.1%	1.8%	1.2%	0.9%

Average Monthly Rent per Unit	4th Quarter 2017	4th Quarter 2016	% Change
Class A	2,297	2,269	1.2%

Class B	1,626	1,586	2.5%

Overall	1,732	1,695	2.2%

See Supplemental Definitions on page 33 for definition of same-store portfolio properties.

Commercial Leasing Summary - New Leases

	4th Quarter 2017		3rd Quarter 2017		2nd Quarter 2017		1st Quarter 2017		4th Quarter 2016
Gross Leasing Square Footage
Office	21,729		45,318		192,352		36,102		39,047
Retail	11,061		6,961		35,582		8,355		10,362
Total	32,790		52,279		227,934		44,457		49,409
Weighted Average Term (years)
Office	5.4		8.9		11.7		8.5		4.9
Retail	5.3		6.6		11.6		6.2		9.2
Total	5.4		8.6		11.7		8.1		5.8
Weighted Average Free Rent Period (months)
Office Buildings	3.7		7.2		12.5		9.1		3.0
Retail Centers	2.5		2.2		6.9		2.7		1.0
Total	3.4		6.8		11.6		8.0		2.5

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office	$44.80	$47.40	$51.09	$52.17	$36.32	$38.30	$32.50	$33.83	$40.36	$42.92
Retail	25.39	25.27	30.95	31.18	21.80	21.06	37.15	35.16	38.26	38.99
Total	$38.25	$39.94	$48.41	$49.37	$34.13	$35.69	$33.37	$34.08	$39.92	$42.10

Rate on new leases
Office	$52.58	$50.19	$61.14	$55.43	$31.14	$30.63	$43.20	$38.67	$42.64	$39.96
Retail	27.45	26.46	35.91	34.48	36.28	33.14	36.39	34.46	44.14	40.37
Total	$44.11	$42.19	$57.78	$52.64	$31.92	$31.01	$41.92	$37.88	$42.96	$40.05

Percentage Increase
Office	17.4%	5.9%	19.7%	6.3%	(14.2)%	(20.0)%	33.0%	14.3%	5.7%	(6.9)%
Retail	8.1%	4.7%	16.0%	10.6%	66.4%	57.4%	(2.1)%	(2.0)%	15.4%	3.5%
Total	15.3%	5.6%	19.4%	6.6%	(6.5)%	(13.1)%	25.6%	11.1%	7.6%	(4.9)%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$1,378,204	$63.43	$3,740,775	$82.55	$11,732,915	$61.00	$2,333,378	$64.63	$1,244,745	$31.88
Retail Centers	54,410	4.92	244,213	35.08	1,923,540	54.06	60,030	7.18	307,953	29.72
Subtotal	$1,432,614	$43.69	$3,984,988	$76.23	$13,656,455	$59.91	$2,393,408	$53.84	$1,552,698	$31.43
Leasing Commissions
Office Buildings	$312,397	$14.38	$1,299,136	$28.67	$3,263,054	$16.96	$688,811	$19.08	$424,951	$10.88
Retail Centers	78,751	7.12	79,597	11.43	620,605	17.44	98,930	11.84	212,162	20.48
Subtotal	$391,148	$11.93	$1,378,733	$26.37	$3,883,659	$17.04	$787,741	$17.72	$637,113	$12.89
Tenant Improvements and Leasing Commissions
Office Buildings	$1,690,601	$77.81	$5,039,911	$111.22	$14,995,969	$77.96	$3,022,189	$83.71	$1,669,696	$42.76
Retail Centers	133,161	12.04	323,810	46.51	2,544,145	71.50	158,960	19.02	520,115	50.20
Total	$1,823,762	$55.62	$5,363,721	$102.60	$17,540,114	$76.95	$3,181,149	$71.56	$2,189,811	$44.32

Commercial Leasing Summary - Renewal Leases

	4th Quarter 2017		3rd Quarter 2017		2nd Quarter 2017		1st Quarter 2017		4th Quarter 2016
Gross Leasing Square Footage
Office Buildings	49,090		10,531		22,026		104,283		64,956
Retail Centers	11,481		40,780		116,740		47,279		65,934
Total	60,571		51,311		138,766		151,562		130,890
Weighted Average Term (years)
Office Buildings	4.4		5.9		6.5		11.8		4.9
Retail Centers	7.7		4.4		5.0		5.7		4.9
Total	5.0		4.7		5.3		9.9		4.9
Weighted Average Free Rent Period (months)
Office Buildings	0.3		2.2		3.0		12.1		3.1
Retail Centers	1.5		—		—		—		—
Total	0.6		0.8		0.9		9.1		1.8

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$34.21	$37.14	$47.80	$48.03	$50.64	$51.78	$46.52	$50.00	$43.31	$43.62
Retail Centers	32.21	32.49	25.80	26.09	21.10	21.35	32.13	33.61	27.52	27.66
Total	$33.86	$36.34	$30.32	$30.59	$25.79	$26.18	$42.03	$44.88	$35.36	$35.58

Rate on new leases
Office Buildings	$34.14	$32.60	$56.91	$55.80	$58.15	$55.54	$58.13	$50.05	$46.84	$44.18
Retail Centers	37.18	36.07	26.49	26.28	23.43	23.21	37.10	35.64	30.27	29.81
Total	$34.67	$33.20	$32.74	$32.34	$28.94	$28.34	$51.57	$45.56	$38.49	$36.94

Percentage Increase
Office Buildings	(0.2)%	(12.2)%	19.1%	16.2%	14.8%	7.3%	25.0%	0.1%	8.1%	1.3%
Retail Centers	15.4%	11.0%	2.7%	0.7%	11.1%	8.7%	15.5%	6.0%	10.0%	7.8%
Total	2.4%	(8.6)%	8.0%	5.7%	12.2%	8.3%	22.7%	1.5%	8.9%	3.8%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$687,818	$14.01	$126,994	$12.06	$279,990	$12.71	$9,703,224	$93.05	$1,068,629	$16.45
Retail Centers	—	—	—	—	22,800	0.20	111,925	2.37	56,940	0.86
Subtotal	$687,818	$11.36	$126,994	$2.47	$302,790	$2.18	$9,815,149	$64.76	$1,125,569	$8.60
Leasing Commissions
Office Buildings	$303,570	$6.18	$89,452	$8.49	$196,926	$8.94	$2,981,750	$28.59	$735,713	$11.33
Retail Centers	38,753	3.38	32,754	0.80	59,431	0.51	137,765	2.91	120,858	1.83
Subtotal	$342,323	$5.65	$122,206	$2.38	$256,357	$1.85	$3,119,515	$20.58	$856,571	$6.54
Tenant Improvements and Leasing Commissions
Office Buildings	$991,388	$20.19	$216,446	$20.55	$476,916	$21.65	$12,684,974	$121.64	$1,804,342	$27.78
Retail Centers	38,753	3.38	32,754	0.80	82,231	0.71	249,690	5.28	177,798	2.69
Total	$1,030,141	$17.01	$249,200	$4.85	$559,147	$4.03	$12,934,664	$85.34	$1,982,140	$15.14

10 Largest Tenants - Based on Annualized Commercial Income
December 31, 2017

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet

Advisory Board Company	2	17	5.8%	310,668	5.5%
World Bank	1	36	5.7%	210,354	3.7%
Atlantic Media, Inc.	1	118	3.9%	140,208	2.5%
Capital One	5	52	3.1%	148,742	2.6%
Booz Allen Hamilton, Inc.	1	97	2.4%	222,989	3.9%
Blank Rome LLP (1)	1	24	2.4%	67,843	1.2%
Hughes Hubbard & Reed LLP	1	162	1.7%	54,154	1.0%
Epstein, Becker & Green, P.C.	1	132	1.4%	55,318	1.0%
Alexandria City School Board	1	137	1.3%	84,693	1.5%
Ankura Consulting Group, LLC	1	44	1.1%	41,474	0.7%
Total/Weighted Average		67	28.8%	1,336,443	23.6%

(1) The weighted average remaining lease term for Blank Rome LLP's space includes the effect of a master lease agreement, under which another tenant will assume the majority of Blank Rome LLP's space for an additional 12 months.

Industry Diversification - Office
December 31, 2017

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Office:
Professional, Scientific, and Technical Services	$49,495,293	33.72%	1,412,661	39.40%
Finance and Insurance	23,512,782	16.02%	498,975	13.91%
Other Services (except Public Administration)	19,871,044	13.54%	451,687	12.59%
Legal Services	15,721,716	10.71%	310,064	8.65%
Information	15,099,310	10.29%	304,520	8.49%
Health Care and Social Assistance	5,407,879	3.68%	151,173	4.21%
Educational Services	5,271,953	3.59%	159,714	4.45%
Retail Trade	3,143,534	2.14%	63,836	1.78%
Miscellaneous:
Public Administration	2,922,802	1.99%	66,172	1.84%
Accommodation and Food Services	1,813,729	1.24%	47,977	1.34%
Real Estate and Rental and Leasing	1,524,225	1.04%	39,567	1.10%
Construction	917,414	0.63%	25,507	0.71%
Other	2,065,688	1.41%	54,746	1.53%
Total	$146,767,369	100.00%	3,586,599	100.00%
Note: Federal government tenants comprise up to 1.3% of annualized base rental revenue.

Industry Diversification - Retail
December 31, 2017

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Retail:
Retail Trade	$26,727,527	56.32%	1,425,179	69.64%
Accommodation and Food Services	7,586,971	15.99%	226,449	11.06%
Finance and Insurance	4,112,381	8.67%	53,876	2.63%
Other Services (except Public Administration)	3,588,762	7.56%	113,936	5.57%
Arts, Entertainment, and Recreation	1,938,368	4.08%	126,838	6.20%
Health Care and Social Assistance	1,307,738	2.76%	36,151	1.77%
Miscellaneous:
Information	756,440	1.59%	17,047	0.83%
Wholesale Trade	463,936	0.98%	13,736	0.67%
Educational Services	295,070	0.62%	9,184	0.45%
Other	678,218	1.43%	24,239	1.18%
Total	$47,455,411	100.00%	2,046,635	100.00%

Lease Expirations
December 31, 2017

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	Percent of Annualized Rent (1)
Office:
2018	46	213,500	5.74%	$8,508,470	$39.85	4.95%
2019	62	636,587	17.11%	28,560,581	44.87	16.60%
2020	49	428,210	11.51%	20,481,933	47.83	11.91%
2021	62	444,032	11.94%	19,074,283	42.96	11.09%
2022	37	370,262	9.95%	16,758,484	45.26	9.74%
2023 and thereafter	163	1,627,580	43.75%	78,629,597	48.31	45.71%
	419	3,720,171	100.00%	$172,013,348	46.24	100.00%
Retail:
2018	26	236,324	11.41%	$2,740,956	$11.60	5.23%
2019	31	118,833	5.74%	3,664,977	30.84	6.99%
2020	40	385,014	18.59%	7,163,444	18.61	13.66%
2021	23	218,039	10.53%	3,891,705	17.85	7.42%
2022	45	298,518	14.41%	8,170,226	27.37	15.58%
2023 and thereafter	117	814,354	39.32%	26,808,399	32.92	51.12%
	282	2,071,082	100.00%	$52,439,707	25.32	100.00%
Total:
2018	72	449,824	7.77%	$11,249,426	$25.01	5.01%
2019	93	755,420	13.04%	32,225,558	42.66	14.36%
2020	89	813,224	14.04%	27,645,377	33.99	12.32%
2021	85	662,071	11.43%	22,965,988	34.69	10.23%
2022	82	668,780	11.55%	24,928,710	37.27	11.11%
2023 and thereafter	280	2,441,934	42.17%	105,437,996	43.18	46.97%
	701	5,791,253	100.00%	$224,453,055	38.76	100.00%

(1) Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
December 31, 2017

Properties	Location	Year Acquired	Year Constructed	Net Rentable Square Feet	Leased % (1)	Ending Occupancy
Office Buildings
515 King Street	Alexandria, VA	1992	1966	75,000	94%	94%
Courthouse Square	Alexandria, VA	2000	1979	118,000	93%	91%
Braddock Metro Center	Alexandria, VA	2011	1985	356,000	97%	60%
1600 Wilson Boulevard	Arlington, VA	1997	1973	170,000	100%	98%
Fairgate at Ballston	Arlington, VA	2012	1988	146,000	94%	92%
Monument II	Herndon, VA	2007	2000	208,000	88%	84%
925 Corporate Drive	Stafford, VA	2010	2007	135,000	68%	69%
1000 Corporate Drive	Stafford, VA	2010	2009	136,000	63%	63%
Silverline Center	Tysons, VA	1997	1972/1986/1999/2015	549,000	97%	96%
John Marshall II	Tysons, VA	2011	1996/2010	223,000	100%	100%
1901 Pennsylvania Avenue	Washington, DC	1977	1960	100,000	97%	87%
1220 19th Street	Washington, DC	1995	1976	105,000	99%	97%
1776 G Street	Washington, DC	2003	1979	264,000	100%	100%
2000 M Street	Washington, DC	2007	1971	233,000	100%	99%
2445 M Street	Washington, DC	2008	1986	292,000	100%	99%
1140 Connecticut Avenue	Washington, DC	2011	1966	184,000	92%	91%
1227 25th Street	Washington, DC	2011	1988	137,000	95%	94%
Army Navy Building	Washington, DC	2014	1912/1987	109,000	91%	79%
1775 Eye Street, NW	Washington, DC	2014	1964	188,000	100%	99%
Watergate 600	Washington, DC	2017	1972/1997	293,000	100%	98%
Subtotal				4,021,000	95%	90%

(1) The leased square footage for office and retail properties includes temporary lease agreements.

Schedule of Properties
December 31, 2017

Properties	Location	Year Acquired	Year Constructed	Net Rentable Square Feet	Leased % (1)	Ending Occupancy
Retail Centers
Bradlee Shopping Center	Alexandria, VA	1984	1955	172,000	96%	97%
Shoppes of Foxchase	Alexandria, VA	1994	1960/2006	134,000	98%	97%
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	46,000	93%	93%
Concord Centre	Springfield, VA	1973	1960	75,000	77%	77%
Gateway Overlook	Columbia, MD	2010	2007	220,000	100%	98%
Frederick County Square	Frederick, MD	1995	1973	228,000	93%	93%
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000	89%	89%
Centre at Hagerstown	Hagerstown, MD	2002	2000	333,000	95%	86%
Olney Village Center	Olney, MD	2011	1979/2003	198,000	99%	95%
Randolph Shopping Center	Rockville, MD	2006	1972	83,000	88%	67%
Montrose Shopping Center	Rockville, MD	2006	1970	147,000	97%	97%
Takoma Park	Takoma Park, MD	1963	1962	51,000	100%	100%
Westminster	Westminster, MD	1972	1969	150,000	98%	95%
Wheaton Park	Wheaton, MD	1977	1967	74,000	92%	92%
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000	88%	89%
Spring Valley Village	Washington, DC	2014	1941/1950	78,000	86%	82%
Subtotal				2,333,000	94%	91%

(1) The leased square footage for office and retail properties includes temporary lease agreements.

Schedule of Properties
December 31, 2017

Properties	Location	Year Acquired	Year Constructed	Net Rentable Square Feet	Leased % (1)	Ending Occupancy (1)
Multifamily Buildings / # units
Clayborne / 74	Alexandria, VA	2008	2008	60,000	93%	95%
Riverside Apartments / 1,222	Alexandria, VA	2016	1971	1,001,000	97%	96%
Park Adams / 200	Arlington, VA	1969	1959	173,000	96%	94%
Bennett Park / 224	Arlington, VA	2007	2007	215,000	96%	96%
The Paramount /135	Arlington, VA	2013	1984	141,000	95%	96%
The Maxwell / 163	Arlington, VA	2014	2014	116,000	98%	98%
The Wellington / 711	Arlington, VA	2015	1960	600,000	97%	95%
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000	95%	94%
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000	95%	96%
Bethesda Hill Apartments /195	Bethesda, MD	1997	1986	225,000	95%	95%
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	178,000	97%	94%
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000	95%	92%
Yale West / 216	Washington, DC	2014	2011	173,000	97%	96%
Subtotal (4,268 units)				3,594,000	96%	95%
TOTAL				9,948,000

(1) Leased percentage and ending occupancy calculations are based on units for multifamily buildings.

Supplemental Definitions
December 31, 2017

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, casualty gain, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and retail properties includes temporary lease agreements.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Ending Occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period. Multifamily unit basis ending occupancy is calculated as occupied units as a percentage of total units as of the last day of that period.

NAREIT Funds from operations ("NAREIT FFO") is defined by National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”) excluding gains (or losses) associated with sales of property, impairment of depreciable real estate and real estate depreciation and amortization. We consider NAREIT FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that NAREIT FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. Our FFO may not be comparable to FFO reported by other real estate investment trusts. These other REITs may not define the term in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently. NAREIT FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting NAREIT FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) expenses related to acquisition and structuring activities, (3) executive transition costs and severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from NAREIT FFO, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from NAREIT FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property) and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a performance measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from FAD, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary performance measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Net Operating Income (“NOI”) is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment, casualty gains and losses, and gain or loss on extinguishment of debt. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straightlining of rent and amortization of market intangibles. We provide each of NOI and cash NOI as a supplement to net income calculated in accordance with GAAP. As such, neither should be considered an alternative to net income as an indication of our operating performance. They are the primary performance measures we use to assess the results of our operations at the property level.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include properties that were owned for the entirety of the years being compared, and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared. We define development properties as those for which we have planned or ongoing major construction activities on existing or acquired land pursuant to an authorized development plan. We consider a property's development activities to be complete when the property is ready for its intended use. The property is categorized as same-store when it has been ready for its intended use for the entirety of the years being compared. We define redevelopment properties as those for which have planned or ongoing significant development and construction activities on existing or acquired buildings pursuant to an authorized plan, which has an impact on current operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. We categorize a redevelopment property as same-store when redevelopment activities have been complete for the majority of each year being compared.

Same-store portfolio NOI growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.